[LETTERHEAD]

                              SECOND AMENDMENT TO

                       COLLABORATION AND LICENSE AGREEMENT


          Second amendment, dated July 2nd, 2001, (this "Amendment"), to the Collaboration and License Agreement dated June 12, 1998, as amended through Amendment No. 1 to the Collaboration and License Agreement and the Subscription Agreement dated May 1, 2000, each by and between Aphton Corporation, a company organized under the laws of Delaware with its principal executive offices at the World Trade Center, 80 SW Eight Street, Suite 2160, Miami, Florida (hereinafter "Aphton"), and GlaxoSmithKline PLC, formerly SmithKline Beecham PLC, having a place of business at New Horizon Court, Great West Road, Brentford, Middlesex TW8 9EP, United Kingdom (hereinafter "GSK"). All capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Collaboration and License Agreement.


                              W I T N E S S E T H:

                              - - - - - - - - - -

          WHEREAS, Aphton and GSK are parties to a Collaboration and License Agreement, dated June 12, 1998, (the "Agreement"), amended through Amendment No. 1 to the Collaboration and License Agreement and the Subscription Agreement dated May 10, 2000 (hereinafter "Amendment No. 1"); and

          WHEREAS, Aphton and GSK wish to amend certain provisions of the Agreement as amended through Amendment No. 1, as herein provided.

          NOW, THEREFORE, it is agreed:

          1. All references in the Agreement to "SB" shall be amended to read "GSK".

          2. Article 1.14 of the Agreement shall be amended to read as follows:

          ""Field" shall mean use for the diagnosis, treatment and prevention of gonadotropin, gonadal steroid hormone(s) or GnRH receptor(s) associated diseases and cancers in humans including but not limited to endometriosis, polycystic ovaries, uterine fibroids, contraception, infertility, precocious puberty, prostate cancer, breast cancer, ovarian cancer and endometrial cancer, either alone or in combination with chemotherapy."

          3. The sixth sentence of Section 3.1.(ii) of the Agreement, as previously revised through Amendment No. 1, shall be further amended to read as follows:

          "In no event shall the Presentation Date be later than [Redacted]*."

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          4.  The  first  sentence  of  Section  13.3.1  of  the  Agreement,  as previously revised through Amendment No. 1, shall be further amended to read as follows:

     "Prior to the Acceptance Date, GSK shall have the right to terminate this Agreement by serving notice of no less than 30 days to Apthon which will be effective at the earlier of (a) twenty-seven (27) months after the Delivery Date (defined in 3.1(i)) or (b) as from September 30, 2002."

          5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement. For the avoidance of doubt, the extension of the Presentation Date of the Agreement shall not imply an extension by any means of the Put Option period or Call Option period of the Subscription Agreement, which forms Schedule C of the Agreement, which periods remain governed by the provisions of Section 3 of the Subscription Agreement.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          7. This Amendment and the rights of the parties hereunder shall be governed by, and interpreted in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of law thereunder.

          8. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Parties shall have signed a counterpart hereof (whether the same or different counterparts).

          9. From and after the Amendment Effective Date, all references in the Agreement shall be deemed to be references to the Agreement as amended by this Amendment and Amendment No. 1.


                                      -2-

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          IN  WITNESS  WHEREOF,  the  parties  hereto  have duly  executed  this
Amendment as of the date and year first above written.




                                   APHTON CORPORATION


                                         /s/ Philip C. Gevas
                                   ---------------------------------------------
                                   Name:   Philip C. Gevas
                                   Title:  Chairman, President and
                                           Chief Executive Officer


                                   GLAXOSMITHKLINE PLC


                                        /s/ Simon Bicknell
                                   ---------------------------------------------
                                   Name:   Simon Bicknell
                                   Title:  Company Secretary